SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 25, 2001

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of June 28, 2001, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term Notes, Series 2001-HE2)

                    Residential Asset Mortgage Products, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                 333-60164            41-1955181
  (STATE OR OTHER JURISDICTION       (COMMISSION        (I.R.S. EMPLOYER
       OF INCORPORATION)            FILE NUMBER)       IDENTIFICATION NO.)


   8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota      55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (952) 832-7000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                         Exhibit Index Located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               20.1 Residential Asset Mortgage Products, Inc., GMACM Home Equity
                    Loan Trust 2001-HE2, GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2001-HE2 Servicing Certificates, for Payment Date 09/25/01

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., Registrant



                               By:    /s/ Patricia C. Taylor
                               Name:  Patricia C. Taylor
                               Title: Vice President



Date: September 25, 2001

               20.1 Residential Asset Mortgage Products, Inc., GMACM Home Equity
                    Loan Trust 2001-HE2, GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2001-HE2 Servicing Certificates, for Payment Date 09/25/01